Q3 Fiscal 2023 Results November 22, 2022

• Q3 2023 Overview • Industry Update • Financial & Operational Highlights • Outlook • Closing Remarks • Q&A 2 Participants and Agenda Steven E. Nielsen President and Chief Executive Officer H. Andrew DeFerrari Chief Financial Officer Ryan F. Urness General Counsel

Important Information Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the 1995 Private Securities Litigation Reform Act. These forward-looking statements include those related to the outlook for the quarter ending January 28, 2023, including, but not limited to, those statements found under the “Outlook” section of this presentation. Forward-looking statements are based on management’s expectations, estimates and projections, are made solely as of the date these statements are made, and are subject to both known and unknown risks and uncertainties that may cause the actual results and occurrences discussed in these forward-looking statements to differ materially from those referenced or implied in the forward-looking statements contained in this presentation. The most significant of these known risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include the duration and severity of a pandemic caused by COVID-19, our ability to comply with various COVID-19 legal and contractual requirements and the impacts that those requirements may have on our workforce and our ability to perform our work, vaccination rates in the areas where we operate, any worsening of the pandemic caused by increasing infection rates triggered by new variants, future economic conditions and trends including the potential impacts of an inflationary economic environment, customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the impact to the Company’s backlog from project cancellations or postponements, the impact of the COVID-19 pandemic, the impact of varying climate and weather conditions, the anticipated outcome of other contingent events, including litigation or regulatory actions involving the Company, the adequacy of our liquidity, the availability of financing to address our financial needs, the Company’s ability to generate sufficient cash to service its indebtedness, the impact of restrictions imposed by the Company’s credit agreement, and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update its forward-looking statements. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided in the Company’s Form 8-K filed with the SEC on November 22, 2022 and on the Company’s Investor Center website at https://ir.dycomind.com. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. 3

Q3 2023 Overview Contract Revenues • Contract revenues of $1.042 billion increased 22.1% Operating Performance • Non-GAAP Adjusted EBITDA of $114.6 million, or 11.0% of contract revenues, compared to $83.1 million, or 9.7% of contract revenues, in the year ago period • Diluted earnings per common share of $1.80, compared to $0.94 in the year ago period • Diluted earnings per common share included incremental tax benefits of $0.11 per common share in Q3 2023, compared to $0.10 per common share in the year ago period Liquidity • Ample liquidity of $444.3 million 4 Contract Revenues Diluted EPS

Industry Update The effort to deploy high-capacity fiber networks continues to meaningfully broaden the set of opportunities for our industry • Major industry participants are constructing or upgrading significant wireline networks across broad sections of the country • High-capacity fiber networks are increasingly viewed as the most cost effective technology, enabling multiple revenue streams from a single investment • Fiber network deployment opportunities are increasing in rural America; federal and state support programs for the construction of communications networks in unserved and underserved areas across the country are unprecedented Macroeconomic conditions, including those impacting the cost of capital, may influence the execution of some industry plans, increasing the likelihood that demand could fluctuate amongst customers and result in a wider range of potential outcomes moving into next year Our scale and financial strength position us well to take advantage of these opportunities to deliver valuable services to our customers, including integrated planning, engineering and design, procurement and construction and maintenance services 5

Contract Revenues 6 Q3 2023 Organic Growth: 22.1% 27.4% 13.3% Total Customers Top 5 Customers All Other Customers2 29.4% 64.5% 1.7% 115.4% AT&T Lumen3 Verizon Frontier Top 5 customers represented 66.5% and 65.4% of contract revenues in Q3 2023 and Q3 2022, respectively Fiber construction revenue from electric utilities increased organically 53.6% year-over-year and was $82.4 million, or 7.9% of contract revenues, in Q3 2023 Top 5 Customers - % of Total Contract RevenuesNon-GAAP Organic Growth (Decline) %1 Q3 2023Q3 2022

Backlog, Awards and Employees 7 Customer Description of Services Area Term Lumen Construction & Maintenance WA, OR, NV, UT, WY, CO, SD, NE, MN, IA, FL 3 years AT&T Utility Line Locating FL 3 years Charter Construction & Maintenance TX, MI, OH, NY, FL 3 years Windstream Construction GA 1 year Various Rural Fiber Deployments OR, WI, MO 1 year Backlog4 Selected Q3 2023 Awards and Extensions: Employee Headcount

Financial Highlights 8 Contract Revenues Non-GAAP Adjusted EBITDA Diluted EPS • Contract revenues of $1.042 billion increased 22.1% • Non-GAAP Adjusted EBITDA of $114.6 million, or 11.0% of contract revenues • Diluted earnings per common share of $1.80 • Diluted earnings per common share included incremental tax benefits of $0.11 per common share in Q3 2023, compared to $0.10 per common share in the year ago period As % of Contract Revenues

Debt and Liquidity Overview Debt maturity profile and liquidity provide financial flexibility 9 • Ample liquidity of $444.3 million at Q3 2023 • Capital allocation prioritizes organic growth, followed by opportunistic share repurchases and M&A, within the context of the Company’s historical range of net leverage $ Millions Q2 2023 Q3 2023 Debt Summary 4.50% Senior Notes, mature April 2029 $ 500.0 $ 500.0 Senior Credit Facility, matures April 2026:5 Term Loan Facility 341.3 336.9 Revolving Facility - - Total Notional Amount of Debt $ 841.3 $ 836.9 Less: Cash and Equivalents 120.3 65.3 Notional Net Debt $ 721.0 $ 771.6 Liquidity6 $ 366.3 $ 444.3

Cash Flow Overview 10 Operating Cash Flow • Operating cash flow used to support strong organic growth during fiscal 2023 • Capital expenditures, net of disposals, for fiscal 2023 expected to range from $165 million to $175 million, a decrease compared to the low end of $180 million in the outlook previously provided 4 Qtrs Ended Q3 2023 $ Millions Q3 2022 Q3 2023 Cash Flow Summary Operating cash flow $ 104.3 $ (4.5) Capital expenditures, net of disposals $ (44.1) $ (49.2) Repayments on Senior Credit Facility $ - $ (4.4) Extinguishment of 2021 Convertible Notes $ (58.3) $ - Other financing & investing activities, net $ (0.2) $ 3.1 Days Sales Oustanding ("DSO") Q2 2023 Q3 2023 Total DSO7 107 112

INTEREST EXPENSE, NET $11.8 million EFFECTIVE INCOME TAX RATE Approximately 27.0% DILUTED SHARES 30.1 million Outlook for Quarter Ending January 28, 2023 (Q4 2023) CONTRACT REVENUES Increase by mid- to high-single digit as a percentage of contract revenues compared to Q4 2022 NON-GAAP ADJUSTED EBITDA % OF CONTRACT REVENUES Increase modestly compared to Q4 2022 11 Q4 2023 Outlook:

Closing Remarks We maintain significant customer presence throughout our markets and are encouraged by the breadth in our business Our extensive market presence has allowed us to be at the forefront of evolving industry opportunities • Telephone companies are deploying FTTH to enable gigabit high speed connections and, increasingly, rural electric utilities are doing the same • Dramatically increased speeds to consumers are being provisioned and consumer data usage is growing, particularly upstream • Wireless construction activity in support of newly available spectrum bands is increasing this year • Federal and state support for rural deployments of communications networks is dramatically increasing in scale and duration • Cable operators are deploying fiber to small and medium businesses and enterprises, partly in anticipation of the customer sales process; deployments to expand capacity as well as new build opportunities are underway • Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance and operations business A growing number of our customers are committed to multi-year capital spending initiatives 12

Notes 1. Organic growth (decline) % adjusted for contract revenues from storm restoration services, and for the additional week of operations during the fourth quarter as a result of the Company’s 52/53 week fiscal year, when applicable. 2. Q3 2023 % of contract revenues for customers #6 through #10 included in All Other Customers are presented in the following table: 3. On October 3, 2022, Brightspeed acquired Lumen’s ILEC (incumbent local exchange carrier) business in 20 states (the “20-State ILEC Business”). The Company continues to serve both Lumen and Brightspeed in connection with various work, including the 20-State ILEC Business. For comparison purposes, Lumen’s Non-GAAP Organic Contract Revenue and Non-GAAP Organic Contract Revenue Growth percentage excludes the estimated contract revenues related to the 20-State ILEC Business for the quarters ended October 29, 2022 and October 30, 2021. Refer to Company’s Q3 2023 Non-GAAP Reconciliations report for a reconciliation of these Non-GAAP financial measures to comparable GAAP financial measures. 4. The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12 month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company’s backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, GAAP results. Participants in the Company’s industry often disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 5. As of Q2 2023 and Q3 2023, the Company had $47.5 million of standby letters of credit outstanding under the Senior Credit Facility. 6. Liquidity represents the sum of availability from the Company’s Senior Credit Facility, considering net funded debt balances, and available cash and equivalents. For calculation of availability under the Senior Credit Facility, applicable cash and equivalents are netted against the funded debt amount. 7. DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers. 13 Customer #6 Windstream Charter Dominion Energy ImOn Communications 3.4% 2.1% 1.8% 1.5% 1.0%

The people connecting America® 14